EXHIBIT 99
----------

                     AMLI RESIDENTIAL PROPERTIES TRUST

        SUPPLEMENTAL INFORMATION TO QUARTERLY FINANCIAL STATEMENTS

                               June 30, 2001


            1.    Funds from Operations

            2.    Statements of Operations

            3.    Balance Sheets

            4.    Selected Financial Information

            5.    Debt

            6.    Debt Maturities

            7.    Same Community Comparison - Wholly-Owned
                  - three months ended June 30, 2001 and 2000

            8. Same Community Comparison - Wholly-Owned and Co-Investments
                  - three months ended June 30, 2001 and 2000

            9.    Property Information

            10.   Property EBITDA - three months ended June 30, 2001

            11.   Development Activities

                                                     AMLI RESIDENTIAL PROPERTIES TRUST
                                                           FUNDS FROM OPERATIONS
                                          Unaudited - Dollars in thousands except per share data
                                                                            THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                                  JUNE 30,                       JUNE 30,
                                                                         ------------------------        ------------------------
                                                                           2001            2000            2001            2000
                                                                         --------        --------        --------        --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 27,064          26,775          53,829          53,049
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,760           1,658           3,330           3,195
                                                                         --------        --------        --------        --------
        Total Property Revenues . . . . . . . . . . . . . . . . .          28,824          28,433          57,159          56,244
                                                                         --------        --------        --------        --------

Property operating expenses . . . . . . . . . . . . . . . . . . .         (10,801)        (10,283)        (20,909)        (20,126)
Property management fees. . . . . . . . . . . . . . . . . . . . .            (721)           (711)         (1,429)         (1,406)
                                                                         --------        --------        --------        --------
        Property expenses . . . . . . . . . . . . . . . . . . . .         (11,522)        (10,994)        (22,338)        (21,532)
Operating expense ratio . . . . . . . . . . . . . . . . . . . . .           40.0%           38.7%           39.1%           38.3%
                                                                         --------        --------        --------        --------
        Net operating income. . . . . . . . . . . . . . . . . . .          17,302          17,439          34,821          34,712
                                                                         --------        --------        --------        --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1) . . . . . . . . . . . . . . . . .              97           1,897            (382)          1,622
  Interest from Service Companies (2) . . . . . . . . . . . . . .             297           1,201             477           2,411
  Other interest. . . . . . . . . . . . . . . . . . . . . . . . .             326             254             803             609
  Share of partnerships FFO (3) . . . . . . . . . . . . . . . . .           5,347           3,212          10,305           6,085
  Fee income - acquisitions, dispositions and financing . . . . .              10             365             249             475
  Fee income - developments . . . . . . . . . . . . . . . . . . .             314             570             589             955
  Fee income - asset management . . . . . . . . . . . . . . . . .             141             148             284             296
  Promoted interest . . . . . . . . . . . . . . . . . . . . . . .               0               0               0               0
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             140               0             140               0
                                                                         --------        --------        --------        --------
        Total other income. . . . . . . . . . . . . . . . . . . .           6,672           7,647          12,465          12,453
General and administrative (4). . . . . . . . . . . . . . . . . .          (1,151)           (930)         (2,669)         (1,858)
                                                                         --------        --------        --------        --------
EBITDA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22,823          24,156          44,617          45,307
                                                                         --------        --------        --------        --------
Interest expense. . . . . . . . . . . . . . . . . . . . . . . . .          (6,352)         (6,248)        (12,779)        (11,890)
Amortization of deferred costs. . . . . . . . . . . . . . . . . .            (309)           (121)           (445)           (239)
                                                                         --------        --------        --------        --------
FUNDS FROM OPERATIONS (FFO) . . . . . . . . . . . . . . . . . . .        $ 16,162          17,787          31,393          33,178
                                                                         ========        ========        ========        ========





                                                     AMLI RESIDENTIAL PROPERTIES TRUST
                                                     FUNDS FROM OPERATIONS - CONTINUED
                                          Unaudited - Dollars in thousands except per share data

                                                                            THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                                  JUNE 30,                       JUNE 30,
                                                                         ------------------------        ------------------------
                                                                           2001            2000            2001            2000
                                                                         --------        --------        --------        --------


Capital expenditures paid from FFO (5). . . . . . . . . . . . . .        $ (2,438)         (1,190)         (3,437)         (1,983)
Other - share of Co-investments Cap exp . . . . . . . . . . . . .            (250)           (155)           (461)           (248)
                                                                         --------        --------        --------        --------
Funds available for distribution (FAD). . . . . . . . . . . . . .        $ 13,474          16,442          27,495          30,947
                                                                         ========        ========        ========        ========

FFO per share . . . . . . . . . . . . . . . . . . . . . . . . . .        $   0.65            0.72            1.26            1.35
FAD per share . . . . . . . . . . . . . . . . . . . . . . . . . .        $   0.54            0.67            1.10            1.26

Dividend per share. . . . . . . . . . . . . . . . . . . . . . . .        $   0.47            0.47            0.94            0.93

Dividend as a % of FFO. . . . . . . . . . . . . . . . . . . . . .           72.8%           65.2%           74.8%           69.0%
Dividend as a % of FAD. . . . . . . . . . . . . . . . . . . . . .           87.3%           70.6%           85.4%           74.0%
                                                                         ========        ========        ========        ========



NOTES:

(1)   Reflects share of income before goodwill amortization of $207 in each of the six months ended June 30, 2001 and 2000.

(2)   Reflects the December 2000 refinancing by the Service Companies of $27 million of intercompany advances with bank debt.

(3)   Reflects share of income before share of depreciation of $5,640 and $3,568 for the six months ended June 30, 2001 and 2000, respectively.

(4)   Includes write-offs and provision for loss on investments totaling $397 for the six months ended June 30, 2001.

(5)   Rehab costs of approximately $808 and $3,869 for the six months ended June 30, 2001 and 2000, respectively, are not reflected in cap ex paid from FFO.



                                                     AMLI RESIDENTIAL PROPERTIES TRUST
                                                         STATEMENTS OF OPERATIONS
                                          Unaudited - Dollars in thousands except per share data

                                                                            THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                                  JUNE 30,                       JUNE 30,
                                                                         ------------------------        ------------------------
                                                                           2001            2000            2001            2000
                                                                         --------        --------        --------        --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 27,064          26,775          53,829          53,049
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,760           1,658           3,330           3,195
Interest and share of income (loss) from Service Cos. . . . . . .             291           2,995            (112)          3,826
Other interest. . . . . . . . . . . . . . . . . . . . . . . . . .             326             254             803             609
Share of income from co-investment partnerships . . . . . . . . .           2,403           1,332           4,665           2,517
Fees from co-investment partnerships & other. . . . . . . . . . .             605           1,083           1,262           1,726
                                                                         --------        --------        --------        --------
        Total revenues. . . . . . . . . . . . . . . . . . . . . .          32,449          34,097          63,777          64,922
                                                                         --------        --------        --------        --------

EXPENSES
--------
Personnel . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,858           2,806           5,695           5,549
Advertising and promotion . . . . . . . . . . . . . . . . . . . .             798             571           1,330           1,092
Utilities . . . . . . . . . . . . . . . . . . . . . . . . . . . .             757             726           1,645           1,499
Building repairs and maintenance. . . . . . . . . . . . . . . . .           1,758           1,449           2,936           2,830
Landscaping and grounds maintenance . . . . . . . . . . . . . . .             652             662           1,152           1,216
Real estate taxes . . . . . . . . . . . . . . . . . . . . . . . .           3,415           3,485           6,955           6,827
Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . .             289             228             596             458
Other operating expenses. . . . . . . . . . . . . . . . . . . . .             274             356             600             655
Property management fees. . . . . . . . . . . . . . . . . . . . .             721             711           1,429           1,406
Interest, net of capitalized. . . . . . . . . . . . . . . . . . .           6,352           6,248          12,779          11,890
Amortization of deferred costs. . . . . . . . . . . . . . . . . .             309             121             445             239
Depreciation of real property . . . . . . . . . . . . . . . . . .           3,539           3,541           7,136           7,052
Depreciation of personal property . . . . . . . . . . . . . . . .           2,015           1,485           3,504           2,940
General and administrative. . . . . . . . . . . . . . . . . . . .           1,151             930           2,669           1,858
                                                                         --------        --------        --------        --------
        Total expenses. . . . . . . . . . . . . . . . . . . . . .          24,888          23,319          48,871          45,511
                                                                         --------        --------        --------        --------




                                                     AMLI RESIDENTIAL PROPERTIES TRUST
                                                   STATEMENTS OF OPERATIONS - CONTINUED
                                          Unaudited - Dollars in thousands except per share data


                                                                            THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                                  JUNE 30,                       JUNE 30,
                                                                         ------------------------        ------------------------
                                                                           2001            2000            2001            2000
                                                                         --------        --------        --------        --------

Non-recurring item - gains on sale of properties. . . . . . . . .           9,249           8,151           9,249          30,467
                                                                         --------        --------        --------        --------
Income before taxes, minority interest and extraordinary item . .          16,810          18,929          24,155          49,878
                                                                         --------        --------        --------        --------
Income taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .               0               0               0               0
                                                                         --------        --------        --------        --------
Income bef. minority interest & extraordinary items . . . . . . .          16,810          18,929          24,155          49,878
Minority interest . . . . . . . . . . . . . . . . . . . . . . . .           2,585           2,835           3,525           7,856
                                                                         --------        --------        --------        --------
Income before extraordinary items . . . . . . . . . . . . . . . .          14,225          16,094          20,630          42,022
Extraordinary items, net of minority interest . . . . . . . . . .               0               0               0               0
                                                                         --------        --------        --------        --------
Net income. . . . . . . . . . . . . . . . . . . . . . . . . . . .          14,225          16,094          20,630          42,022

Net income allocable to preferred shares. . . . . . . . . . . . .           1,633           1,829           3,266           3,658
                                                                         --------        --------        --------        --------
Net income allocable to common shares . . . . . . . . . . . . . .        $ 12,592          14,265          17,364          38,364
                                                                         ========        ========        ========        ========

INCOME PER COMMON SHARE:
-----------------------
Before extraordinary items. . . . . . . . . . . . . . . . . . . .        $   0.71            0.83            0.98            2.25
Extraordinary item. . . . . . . . . . . . . . . . . . . . . . . .        $   0.00            0.00            0.00            0.00
Income per common share . . . . . . . . . . . . . . . . . . . . .        $   0.71            0.83            0.98            2.25
Income per common share - diluted . . . . . . . . . . . . . . . .        $   0.67            0.76            0.96            1.99
                                                                         ========        ========        ========        ========

FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest and extraordinary item . .        $ 16,810          18,929          24,155          49,878
                                                                         --------        --------        --------        --------
Depreciation of real property . . . . . . . . . . . . . . . . . .           3,539           3,541           7,136           7,052
Depreciation of personal property . . . . . . . . . . . . . . . .           2,015           1,485           3,504           2,940
Non-recurring item - gains on sale of properties. . . . . . . . .          (9,249)         (8,151)         (9,249)        (30,467)
Share of Co-investments depreciation. . . . . . . . . . . . . . .           2,944           1,880           5,640           3,568
Share of Service Company amortization of goodwill . . . . . . . .             103             103             207             207
                                                                         --------        --------        --------        --------
Funds from operations (FFO) . . . . . . . . . . . . . . . . . . .        $ 16,162          17,787          31,393          33,178
FFO per share . . . . . . . . . . . . . . . . . . . . . . . . . .        $   0.65            0.72            1.26            1.35
                                                                         ========        ========        ========        ========




                                                     AMLI RESIDENTIAL PROPERTIES TRUST
                                                   STATEMENTS OF OPERATIONS - CONTINUED
                                          Unaudited - Dollars in thousands except per share data


                                                                            THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                                  JUNE 30,                       JUNE 30,
                                                                         ------------------------        ------------------------
                                                                           2001            2000            2001            2000
                                                                         --------        --------        --------        --------

Capital expenditures paid from FFO. . . . . . . . . . . . . . . .        $ (2,438)         (1,190)         (3,437)         (1,983)
Other - Share Co-investments Cap exp. . . . . . . . . . . . . . .            (250)           (155)           (461)           (248)
                                                                         --------        --------        --------        --------
Funds available for distribution (FAD). . . . . . . . . . . . . .        $ 13,474          16,442          27,495          30,947
FAD per share . . . . . . . . . . . . . . . . . . . . . . . . . .        $   0.54            0.67            1.10            1.26
                                                                         --------        --------        --------        --------
Dividends per share . . . . . . . . . . . . . . . . . . . . . . .        $   0.47            0.47            0.94            0.93
                                                                         ========        ========        ========        ========
Dividends as a % of FFO . . . . . . . . . . . . . . . . . . . . .           72.8%           65.2%           74.8%           69.0%
Dividends as a % of FAD . . . . . . . . . . . . . . . . . . . . .           87.3%           70.6%           85.4%           74.0%
                                                                         ========        ========        ========        ========




                     AMLI RESIDENTIAL PROPERTIES TRUST
                         CONDENSED BALANCE SHEETS
          Unaudited - Dollars in thousands except per share data



                                                JUN. 31,      DEC. 31,
                                                  2001          2000
                                                --------      --------
ASSETS
------
Rental apartments
  Land. . . . . . . . . . . . . . . . . . .     $ 92,998        91,242
  Depreciable property. . . . . . . . . . .      603,348       604,081
                                                --------      --------
                                                 696,346       695,323
  Less accumulated depreciation . . . . . .      (96,700)      (94,590)
                                                --------      --------
                                                 599,646       600,733

Rental apartments held for sale,
  net of accumulated depreciation . . . . .       16,197         --

Land. . . . . . . . . . . . . . . . . . . .       58,657        53,022

Investments in partnerships . . . . . . . .      183,027       166,569
Cash and cash equivalents . . . . . . . . .        5,830         5,106
Deferred costs, net . . . . . . . . . . . .        4,230         3,425
Notes receivable and advances to
  Service Companies . . . . . . . . . . . .       17,524         4,857
Other assets. . . . . . . . . . . . . . . .       29,937        32,279
                                                --------      --------
        Total assets. . . . . . . . . . . .     $915,048       865,991
                                                ========      ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt. . . . . . . . . . . . . . . . . . . .     $429,489       385,981
Accrued interest payable. . . . . . . . . .        1,232         1,783
Accrued real estate taxes . . . . . . . . .        7,943        10,806
Construction costs payable. . . . . . . . .        1,802         1,501
Security deposits and prepaid rents . . . .        2,873         2,507
Other liabilities . . . . . . . . . . . . .        6,217         3,937
                                                --------      --------
        Total liabilities . . . . . . . . .      449,556       406,515
                                                --------      --------

Minority interest . . . . . . . . . . . . .       66,272        59,537
                                                --------      --------
Shareholders' equity
  Preferred shares, $.01 par value. . . . .           35            35
  Shares of beneficial interest,
    $.01 par value. . . . . . . . . . . . .          178           178
  Additional paid-in capital. . . . . . . .      428,812       427,939
  Employees and trustees notes. . . . . . .      (12,157)      (12,231)
  Other comprehensive loss. . . . . . . . .       (2,286)        --
  Dividends paid in excess of earnings. . .      (15,362)      (15,982)
                                                --------      --------
        Total shareholders' equity. . . . .      399,220       399,939
                                                --------      --------
        Total liabilities and
          shareholders' equity. . . . . . .     $915,048       865,991
                                                ========      ========


                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                    SELECTED QUARTERLY FINANCIAL INFORMATION

                                                  June 30, 2001
                                  (dollars in thousands except for share data)


                                                       Quarter ending
                          --------------------------------------------------------------------------------
                            Jun. 30       Mar. 31       Dec. 31       Sep. 30       Jun. 30       Mar. 31
                              2001         2001          2000          2000          2000          2000
                          ----------    ----------    ----------    ----------    ----------    ----------
Debt                      $  429,489       412,242       385,981       398,956       393,168       398,867
Including share of
  debt of uncon-
  solidated affiliates    $  639,076       635,166       583,635       542,778       520,597       510,230

Total Shares and Units
  Outstanding (1)         24,891,232    24,873,832    24,558,242    24,552,642    24,544,475    24,544,475
Value per Common Share -
  end of quarter               24.60         22.30       24.6875         24.00       23.5625         20.50

Total Equity (Market
  Value) -
  end of quarter          $  612,324       554,686       606,282       589,263       578,329       503,162

Market capitalization     $1,041,813       966,928       992,263       988,219       971,497       902,029
Including share of
  debt of uncon-
  solidated affiliates    $1,251,400     1,189,852     1,189,917     1,132,041     1,098,926     1,013,392
Including Co-investment
  at completed cost       $2,127,784     2,066,236     2,065,511     1,905,589     1,826,661     1,678,237
                          ==========    ==========    ==========    ==========    ==========    ==========





                                        AMLI RESIDENTIAL PROPERTIES TRUST
                              SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED

                                                  June 30, 2001
                                  (dollars in thousands except for share data)

                                                       Quarter ending
                          --------------------------------------------------------------------------------
                            Jun. 30       Mar. 31       Dec. 31       Sep. 30       Jun. 30       Mar. 31
                              2001         2001          2000          2000          2000          2000
                          ----------    ----------    ----------    ----------    ----------    ----------
Total Revenues (2)        $   32,449        31,328        32,689        34,135        34,097        30,825
EBITDA (3)                $   22,823        21,794        23,423        24,258        24,156        21,151

FFO                       $   16,162        15,231        16,877        17,804        17,787        15,391
FAD                       $   13,474        14,021        15,626        15,847        16,442        14,505

Dividends Paid            $   11,699        11,740        11,541        11,537        11,290        11,290

Debt service (net
 of capitalized
 interest)                $    7,105         7,166         7,177         7,065         6,947         6,316
Interest Expense          $    6,352         6,427         6,452         6,353         6,248         5,642

G & A Expense             $    1,151         1,518         1,056           842           930           928

Total Shares and
 Units Outstanding
 - Wtd. Avg.              24,876,109    24,813,456    24,555,937    24,546,254    24,544,475    24,541,971
                          ==========    ==========    ==========    ==========    ==========    ==========
Interest Coverage Ratio         3.59          3.39          3.63          3.82          3.87          3.75

Debt as % of Total
 Market Capitalization        41.23%        42.63%        38.90%        40.37%        40.47%        44.22%
Including share of debt
 of unconsolidated
 affiliates                   51.07%        53.38%        49.05%        47.95%        47.37%        50.35%

EBITDA as % of Total
 Market Capitalization         8.76%         9.02%         9.44%         9.82%         9.95%         9.38%
FFO as % of Total
 Market Equity                10.56%        10.98%        11.13%        12.09%        12.30%        12.24%

G&A as % of Total
 Market Capitalization         0.44%         0.63%         0.43%         0.34%         0.38%         0.41%
G&A as % of Total
 Revenues                      3.55%         4.85%         3.23%         2.47%         2.73%         3.01%

Dividends as % of FFO (4)      72.8%         76.9%         68.8%         65.5%         65.2%         73.5%
Dividends as % of FAD (4)      87.3%         83.5%         74.3%         73.5%         70.6%         78.0%
                          ==========    ==========    ==========    ==========    ==========    ==========




                                        AMLI RESIDENTIAL PROPERTIES TRUST
                              SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED

                                                  June 30, 2001
                                  (dollars in thousands except for share data)


                                                       Quarter ending
                          --------------------------------------------------------------------------------
                            Jun. 30       Mar. 31       Dec. 31       Sep. 30       Jun. 30       Mar. 31
                              2001         2001          2000          2000          2000          2000
                          ----------    ----------    ----------    ----------    ----------    ----------

Apartment Units -
 In Operation
   Wholly Owned               12,079        12,519        12,191        12,264        12,264        12,576
   Co-investments             15,067        15,067        13,956        11,604        10,963         9,205
                          ----------    ----------    ----------    ----------    ----------    ----------
                              27,146        27,586        26,147        23,868        23,227        21,781
                          ----------    ----------    ----------    ----------    ----------    ----------

Apartment Units -
 Under Development or
 in lease up
   Wholly Owned                    0             0             0           500           500           200
   Co-investments              2,217         2,217         2,845         3,642         3,234         4,098
                          ----------    ----------    ----------    ----------    ----------    ----------
                               2,217         2,217         2,845         4,142         3,734         4,298
                          ----------    ----------    ----------    ----------    ----------    ----------
        Total Units           29,363        29,803        28,992        28,010        26,961        26,079
                          ==========    ==========    ==========    ==========    ==========    ==========


    (1)  At June 30, 2001, the total includes 3,475,000 preferred shares convertible to common shares.
    (2)  Excluding gains on sales of completed rental properties.
    (3)  Includes other income, net of G & A expenses and net of share of co-investment interest expense.
    (4)  Based on per share amounts.


                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                         PORTFOLIO INDEBTEDNESS SUMMARY

                                                  June 30, 2001
                                             (Dollars in thousands)
                                                                                       Weighted
                                                                                         Avg.
                                                       Percent of                      Interest       Years to
Type of Indebtedness                    Balance          Total          Interest         Rate         Maturity
--------------------                   --------       -----------      ----------     ---------      ----------
Conventional Fixed Rate                $304,239             70.8%           Fixed         7.14%           7.7
Tax-exempt Variable Rate (1)             50,250             11.7%        Variable         4.55%           1.3
Credit Facilities (2)                    75,000             17.5%        Variable         7.27%           2.4
                                       --------            ------                        ------           ---
Total                                  $429,489            100.0%                         6.86%           6.0
                                       ========            ======                        ======           ===

                                                                                       Weighted
                              Balance including                                          Avg.
                                share of Co-           Percent of                      Interest       Years to
Type of Indebtedness         investment debt(3)          Total          Interest         Rate         Maturity
--------------------          -----------------       -----------      ----------     ---------      ----------

Conventional Fixed Rate                $499,826             80.0%       Fixed             7.28%           7.5
Tax-exempt Variable Rate (1)             50,250              8.0%     Variable(4)         4.55%           1.3
Credit Facilities (2)                    75,000             12.0%     Variable(4)         7.27%           2.4
                                       --------            ------                        ------           ---
Total                                  $625,076            100.0%                         7.06%           6.4
                                       ========            ======                        ======           ===


(1)  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.

(2)  $75,000 has been swapped to a fixed rate ($20,000 maturing in November 2002, $30,000 maturing in February
2003, and $25,000 maturing in September 2004.)  Effective interest rate includes swap costs.  Outstanding balance excludes $14,000 borrowed by unconsolidated service company subsidiaries which reduces availability under the line of credit.  The Company reduced its unsecured Line of Credit commitment by $50,000 to $200,000 in June 2001 when it closed on its $140,000 mortgage financing for seven of its stabilized properties.

(3)  Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.

(4)  Weighted average interest rate reflects rate in effect of the last day of the quarter.



                                        AMLI RESIDENTIAL PROPERTIES TRUST
                                                 DEBT MATURITIES

                                                  JUNE 30, 2001
                                        Unaudited - Dollars in thousands

                                                                                   There-                 % to
                            2001       2002       2003       2004       2005       after     Total       Total
                          --------   --------   --------   --------   --------   --------   --------    -------

Fixed Rate Mortgages      $  2,102      4,727     61,671     10,568     34,651    190,520    304,239      70.8%
Tax Exempt Bonds*                      50,250                                                 50,250      11.7%
Wachovia/First Chicago
 Line of Credit**                                 75,000                                      75,000      17.5%
                          --------   --------   --------   --------   --------   --------   --------    -------
Total Loans               $  2,102     54,977    136,671     10,568     34,651    190,520    429,489     100.0%
                          ========   ========   ========   ========   ========   ========   ========    =======
  Percent to Total            0.5%      12.8%      31.8%       2.5%       8.1%      44.3%     100.0%      68.7%
                          ========   ========   ========   ========   ========   ========   ========    =======

SHARE OF CO-INVESTMENT DEBT
---------------------------

Total Share of
  Co-Investments Loans    $  1,134      9,085     26,003      9,845      2,045    147,475    195,587     100.0%
                          ========   ========   ========   ========   ========   ========   ========    =======
  Percent to Total            0.6%       4.6%      13.3%       5.0%       1.1%      75.4%     100.0%      31.3%
                          ========   ========   ========   ========   ========   ========   ========    =======

Total including Share
  of Co-investments
  Debt                    $  3,236     64,062    162,674     20,413     36,696    337,995    625,076     100.0%

                          ========   ========   ========   ========   ========   ========   ========   ========

  Percent to Total            0.5%      10.2%      26.0%       3.3%       5.9%      54.1%     100.0%     100.0%
                          ========   ========   ========   ========   ========   ========   ========    =======

     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.

     *  The Poplar Creek Bonds mature in February 2024, but credit enhancement expires December 18, 2002.

    **  The Unsecured Line of Credit has a current maturity of Nov. 2003, with an additional year extension option. The Company reduced its Line of Credit commitment by $50,000 to $200,000 when it closed on its

        $140,000 mortgage financing for seven of its stabilized properties.  At June 30, 2001, the Company's unconsolidated service company subsidiaries had borrowed $14,000 from the Company's bank group.  These borrowings have been guaranteed by the Company and thus serve to reduce the Company's total availability under its $200,000 unsecured debt.

            AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                    THREE MONTHS ENDED JUNE 30, 2001 VERSUS THREE MONTHS ENDED JUNE 30, 2000

(Includes new properties at 4/1/00 - Towne Creek in Atlanta & Stonehollow in Austin)
                                           4/1/01-6/30/01                              4/1/00-6/30/00
                      No. of      ---------------------------------      %     --------------------------------
                       Apts.       Amount/%   Per Unit    Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                     --------      --------   --------   ----------   ------   ----------   --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                3,870         93.6%                             0.3%        93.3%
  Atlanta               2,771         93.3%                             7.3%        86.9%
  Austin                1,304         90.3%                            -6.1%        96.2%
  Indianapolis          1,536         88.0%                             2.6%        85.7%
  Kansas                1,306         90.6%                             1.2%        89.5%
  Chicago                 196         94.7%                            -3.3%        98.0%
                       ------         -----                            -----        -----
     Weighted Average                 92.0%                             1.5%        90.6%
                                      =====                            =====        =====
       Total           10,983
                       ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                        $  743                  2.9%                  $  723
  Atlanta                                       $  835                  9.5%                  $  762
  Austin                                        $  856                  4.3%                  $  821
  Indianapolis                                  $  702                  4.1%                  $  674
  Kansas                                        $  813                 -1.3%                  $  823
  Chicago                                       $1,081                  5.5%                  $1,025
                                                ------                  ----                  ------
     Weighted Average                           $  788                  4.4%                  $  755
                                                ======                  ====                  ======
TOTAL PROPERTY
REVENUES                                             Per Month                                   Per Month
---------------                                     ----------                                  ----------
Dallas                          $ 8,552,925     $  737       $ 0.85     3.5%  $ 8,261,810     $  712     $ 0.82
Atlanta                         $ 6,886,299     $  828       $ 0.88     6.6%  $ 6,459,854     $  777     $ 0.82
Austin                          $ 3,223,461     $  824       $ 0.98    -1.1%  $ 3,259,467     $  833     $ 0.99
Indianapolis                    $ 3,111,251     $  675       $ 0.75     7.1%  $ 2,905,147     $  630     $ 0.70
Kansas                          $ 3,119,684     $  796       $ 0.80    -0.1%  $ 3,123,164     $  797     $ 0.80
Chicago                         $   634,821     $1,080       $ 1.19     4.0%  $   610,645     $1,039     $ 1.15
                                -----------     ------       ------    -----  -----------     ------     ------
    Total                       $25,528,440     $  775       $ 0.86     3.7%  $24,620,087     $  747     $ 0.83
                                ===========     ======        =====    =====  ===========     ======     ======





      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED


                                           4/1/01-6/30/01                              4/1/00-6/30/00
                                  ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------   ----------   --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                (ANNUALIZED)
---------------------------                        ------------                                ------------
  Dallas                       $  3,480,418     $3,597        $4.13     1.1%  $ 3,441,353     $3,557      $4.08
  Atlanta                      $  2,695,975     $3,892        $4.12    17.6%  $ 2,292,702     $3,310      $3.50
  Austin                       $  1,505,367     $4,618        $5.50    21.6%  $ 1,238,418     $3,799      $4.53
  Indianapolis                 $  1,211,766     $3,156        $3.51     4.1%  $ 1,163,553     $3,030      $3.37
  Kansas                       $  1,057,207     $3,238        $3.26     0.1%  $ 1,056,666     $3,236      $3.25
  Chicago                      $    289,459     $5,907        $6.52     4.8%  $   276,104     $5,635      $6.22
                               ------------     ------        -----    -----  -----------     ------      -----
    Total                      $ 10,240,193     $3,729        $4.12     8.1%  $ 9,468,796     $3,449      $3.81
                               ============     ======        =====    =====  ===========     ======      =====
Operating Efficiency                  40.1%                                         38.5%
                               ============                                   ===========

                                                    PER MONTH                                     PER MONTH
                                                    ---------                                    ----------
NOI           2001%   2000%
---           -----   -----
 Dallas       59.3%   58.3%    $  5,072,506       $437        $0.50     5.2%  $ 4,820,457       $415      $0.48
 Atlanta      60.9%   64.5%    $  4,190,324       $504        $0.53     0.6%  $ 4,167,152       $501      $0.53
 Austin       53.3%   62.0%    $  1,718,094       $439        $0.52   -15.0%  $ 2,021,048       $517      $0.62
 Indianapolis 61.1%   59.9%    $  1,899,485       $412        $0.46     9.1%  $ 1,741,594       $378      $0.42
 Kansas       66.1%   66.2%    $  2,062,477       $526        $0.53    -0.2%  $ 2,066,499       $527      $0.53
 Chicago      54.4%   54.8%    $    345,362       $587        $0.65     3.2%  $   334,541       $569      $0.63
              -----   -----    ------------       ----        -----    -----  -----------       ----      -----
    Total     59.9%   61.5%    $ 15,288,248       $464        $0.51     0.9%  $15,151,291       $460      $0.51
              =====   =====    ============       ====        =====    =====  ===========       ====      =====
Operating Margin                      59.9%                                         61.5%
                               ============                                   ===========
CAPITAL EXPENDITURES                               (ANNUALIZED)                               (ANNUALIZED)
--------------------                               ------------                                    -------------
  Dallas                       $    679,163     $  702        $0.81    12.5%   $  603,893     $  624      $0.72
  Atlanta                      $  1,228,800     $1,774        $1.88   426.5%   $  233,371     $  337      $0.36
  Austin                       $    111,167     $  341        $0.41     6.2%   $  104,670     $  321      $0.38
  Indianapolis                 $    218,218     $  568        $0.63   209.7%   $   70,464     $  184      $0.20
  Kansas                       $     81,102     $  248        $0.25    69.8%   $   47,761     $  146      $0.15
  Chicago                      $     26,548     $  542        $0.60   -26.5%   $   36,115     $  737      $0.81
                               ------------     ------        -----   ------   ----------     ------      -----
    Total                      $  2,344,997     $  854        $0.94   113.9%   $1,096,275     $  399      $0.44
                               ============     ======        =====   ======   ==========     ======      =====

      AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

                                           4/1/01-6/30/01                              4/1/00-6/30/00
                                  ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------   ----------   --------  ---------
REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                 (ANNUALIZED)
-----------------------                            ------------                                 ------------
  Dallas                       $    459,775     $  475        $0.55     1.2%   $  454,186     $  469      $0.54
  Atlanta                      $    644,994     $  931        $0.99    64.1%   $  393,012     $  567      $0.60
  Austin                       $    201,955     $  619        $0.74   100.2%   $  100,895     $  309      $0.37
  Indianapolis                 $    175,528     $  457        $0.51   -12.3%   $  200,212     $  521      $0.58
  Kansas                       $    121,240     $  371        $0.37     2.6%   $  118,148     $  362      $0.36
  Chicago                      $     33,975     $  693        $0.77     3.4%   $   32,847     $  670      $0.74
                               ------------     ------        -----   ------   ----------     ------      -----
    Total                      $  1,637,468     $  596        $0.66    26.0%   $1,299,300     $  473      $0.52
                               ============     ======        =====   ======   ==========     ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                 (ANNUALIZED)
-----------------                                  ------------                                 ------------
  Dallas                       $  1,229,638     $1,271        $1.46    -4.3%   $1,284,283     $1,327      $1.52
  Atlanta                      $    500,161     $  722        $0.76     3.2%   $  484,814     $  700      $0.74
  Austin                       $    539,821     $1,656        $1.97     5.1%   $  513,763     $1,576      $1.88
  Indianapolis                 $    304,734     $  794        $0.88    15.2%   $  264,614     $  689      $0.77
  Kansas                       $    256,160     $  785        $0.79   -14.0%   $  297,719     $  912      $0.92
  Chicago                      $    144,375     $2,946        $3.25     8.7%   $  132,875     $2,712      $2.99
                               ------------     ------        -----    -----   ----------     ------      -----
    Total                      $  2,974,889     $1,083        $1.20    -0.1%   $2,978,068     $1,085      $1.20
                               ============     ======        =====    =====   ==========     ======      =====



















   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                    THREE MONTHS ENDED JUNE 30, 2001 VERSUS THREE MONTHS ENDED JUNE 30, 2000
(Includes new properties at 4/1/00 - Stonehollow, Towne Creek, Midtown)
                                         4/1/2001-6/30/2001                          4/1/2000-6/30/2000
                      No. of      ---------------------------------      %     --------------------------------
                       Apts.       Amount/%   Per Unit    Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                     --------      --------   --------   ----------   ------   ----------   --------  ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas                6,230         93.2%                            -0.1%        93.3%
  Atlanta               4,809         93.6%                             3.8%        90.2%
  Austin                1,880         88.0%                            -7.9%        95.5%
  Houston               1,173         91.7%                            -2.4%        94.0%
  Indianapolis          1,536         88.0%                             2.6%        85.7%
  Kansas                1,674         90.5%                             1.7%        89.0%
  Chicago               2,384         94.3%                            -1.2%        95.5%
                       ------         -----                            -----        -----
     Weighted Average                 92.2%                             0.1%        92.1%
                                      =====                            =====        =====
       Total           19,686
                       ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                        $  756                  2.6%                  $  737
  Atlanta                                       $  875                  7.1%                  $  817
  Austin                                        $  868                  4.2%                  $  834
  Houston                                       $  837                  1.2%                  $  827
  Indianapolis                                  $  702                  4.1%                  $  674
  Kansas                                        $  804                 -1.1%                  $  813
  Chicago                                       $1,067                  5.7%                  $1,009
                                                ------                  ----                  ------
     Weighted Average                           $  838                  4.0%                  $  806
                                                ======                  ====                  ======
TOTAL PROPERTY
REVENUES                                             Per Month                                   Per Month
---------------                                     ----------                                  ----------
Dallas                          $14,003,495     $  749       $ 0.86     3.3%  $13,556,431     $  725     $ 0.83
Atlanta                         $12,582,236     $  872       $ 0.88     5.0%  $11,987,101     $  831     $ 0.84
Austin                          $ 4,525,413     $  802       $ 0.91    -4.5%  $ 4,737,119     $  840     $ 0.96
Houston                         $ 2,884,624     $  820       $ 0.90     3.0%  $ 2,800,853     $  796     $ 0.88
Indianapolis                    $ 3,111,251     $  675       $ 0.75     7.1%  $ 2,905,147     $  630     $ 0.70
Kansas                          $ 3,949,874     $  787       $ 0.80     0.5%  $ 3,931,946     $  783     $ 0.80
Chicago                         $ 7,799,876     $1,091       $ 1.25     4.7%  $ 7,451,985     $1,042     $ 1.19
                                -----------     ------       ------    -----  -----------     ------     ------
     Total                      $48,856,769     $  827       $ 0.90     3.1%  $47,370,583     $  802     $ 0.88
                                ===========     ======       ======    =====  ===========     ======     ======




   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                   - CONTINUED


                                         4/1/2001-6/30/2001                          4/1/2000-6/30/2000
                                  ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------   ----------   --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                (ANNUALIZED)
---------------------------                        ------------                                ------------
  Dallas                       $  5,943,934     $3,816        $4.37     3.4%  $ 5,751,107     $3,693      $4.23
  Atlanta                      $  4,551,250     $3,786        $3.81    12.7%  $ 4,039,389     $3,360      $3.38
  Austin                       $  2,155,162     $4,585        $5.23    18.2%  $ 1,823,656     $3,880      $4.42
  Houston                      $  1,287,930     $4,392        $4.83     7.3%  $ 1,200,352     $4,093      $4.50
  Indianapolis                 $  1,211,766     $3,156        $3.51     4.1%  $ 1,163,553     $3,030      $3.37
  Kansas                       $  1,352,608     $3,232        $3.29    -0.8%  $ 1,363,112     $3,257      $3.31
  Chicago                      $  2,702,578     $4,535        $5.20     8.3%  $ 2,494,874     $4,186      $4.80
                               ------------     ------        -----    -----  -----------     ------      -----
    Total                      $ 19,205,228     $3,902        $4.26     7.7%  $17,836,043     $3,624      $3.95
                               ============     ======        =====    =====  ===========     ======      =====
Operating Efficiency                  39.3%                                         37.7%
                               ============                                    ==========

                                                    PER MONTH                                     PER MONTH
                                                    ---------                                    ----------
NOI           2001%   2000%
---           -----   -----
 Dallas       57.6%   57.6%    $  8,059,561       $431        $0.49     3.3%  $ 7,805,324       $418      $0.48
 Atlanta      63.8%   66.3%    $  8,030,986       $557        $0.56     1.0%  $ 7,947,713       $551      $0.55
 Austin       52.4%   61.5%    $  2,370,252       $420        $0.48   -18.6%  $ 2,913,464       $517      $0.59
 Houston      55.4%   57.1%    $  1,596,694       $454        $0.50    -0.2%  $ 1,600,501       $455      $0.50
 Indianapolis 61.1%   59.9%    $  1,899,485       $412        $0.46     9.1%  $ 1,741,594       $378      $0.42
 Kansas       65.8%   65.3%    $  2,597,267       $517        $0.53     1.1%  $ 2,568,834       $512      $0.52
 Chicago      65.4%   66.5%    $  5,097,297       $713        $0.82     2.8%  $ 4,957,110       $693      $0.79
              -----   -----    ------------       ----        -----    -----  -----------       ----      -----
    Total     60.7%   62.3%    $ 29,651,541       $502        $0.55     0.4%  $29,534,540       $500      $0.55
              =====   =====    ============       ====        =====    =====  ===========       ====      =====
Operating Margin                      60.7%                                         62.3%
                               ============                                   ===========



   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                   - CONTINUED

                                         4/1/2001-6/30/2001                          4/1/2000-6/30/2000
                                  ---------------------------------      %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------   ----------   --------  ---------
CAPITAL EXPENDITURES                               (ANNUALIZED)                                (ANNUALIZED)
--------------------                               ------------                                ------------
  Dallas                       $    858,778     $  551        $0.63    12.0%   $  766,520     $  492      $0.56
  Atlanta                      $  1,340,472     $1,115        $1.12   345.9%   $  300,607     $  250      $0.25
  Austin                       $    120,988     $  257        $0.29    15.6%   $  104,670     $  223      $0.25
  Houston                      $    179,598     $  612        $0.67   235.8%   $   53,480     $  182      $0.20
  Indianapolis                 $    218,218     $  568        $0.63   209.7%   $   70,464     $  184      $0.20
  Kansas                       $     93,539     $  224        $0.23    44.7%   $   64,633     $  154      $0.16
  Chicago                      $    192,915     $  324        $0.37    -5.4%   $  203,961     $  342      $0.39
                               ------------     ------        -----   ------   ----------     ------      -----
    Total                      $  3,004,508     $  610        $0.67    92.1%   $1,564,336     $  318      $0.35
                               ============     ======        =====   ======   ==========     ======      =====


REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                (ANNUALIZED)
-----------------------                            ------------                                ------------
  Dallas                       $    730,096     $  469        $0.54     6.8%   $  683,636     $  439      $0.50
  Atlanta                      $    863,313     $  718        $0.72    40.6%   $  613,922     $  511      $0.51
  Austin                       $    245,578     $  523        $0.60    75.3%   $  140,129     $  298      $0.34
  Houston                      $    105,446     $  360        $0.40    16.2%   $   90,711     $  309      $0.34
  Indianapolis                 $    175,528     $  457        $0.51   -12.3%   $  200,212     $  521      $0.58
  Kansas                       $    142,706     $  341        $0.35    -3.5%   $  147,883     $  353      $0.36
  Chicago                      $    375,216     $  630        $0.72    -0.5%   $  377,145     $  633      $0.73
                               ------------     ------        -----   ------   ----------     ------      -----
    Total                       $ 2,637,883     $  536        $0.58    17.1%   $2,253,638     $  458      $0.50
                               ============     ======        =====   ======   ==========     ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                 (ANNUALIZED)
-----------------                                  ------------                                 ------------
  Dallas                       $  2,073,882     $1,332        $1.52    -2.7%   $2,132,224     $1,369      $1.57
  Atlanta                      $  1,029,987     $  857        $0.86     4.2%   $  988,645     $  822      $0.83
  Austin                       $    827,321     $1,760        $2.01     6.6%   $  776,263     $1,652      $1.88
  Houston                      $    501,197     $1,709        $1.88     0.5%   $  498,903     $1,701      $1.87
  Indianapolis                 $    304,734     $  794        $0.88    15.2%   $  264,614     $  689      $0.77
  Kansas                       $    345,051     $  824        $0.84    -9.6%   $  381,839     $  912      $0.93
  Chicago                      $  1,021,983     $1,715        $1.96    25.6%   $  813,395     $1,365      $1.56
                               ------------     ------        -----   ------   ----------     ------      -----
    Total                      $  6,104,154     $1,240        $1.35     4.2%   $5,855,883     $1,190      $1.30
                               ============     ======        =====   ======   ==========     ======      =====


                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                               PROPERTY INFORMATION
                                                As of June 30, 2001
                                                                                        Qtr ended
                                                                                      June 30, 2001
                                                             Approx-                     Average        Qtr ended
                                                              imate                    Rental Rates      June 30,
                                                   Number    Rentable     Average     -------------       2001
                                        Year         of       Area       Unit Size     Per     Per       Average
PROPERTIES           Location         Completed    Units     (Sq Ft)      (Sq Ft)      Unit   Sq Ft     Occupancy
----------           --------         ---------    ------   ---------    ---------     ----   -----    -----------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT.
WORTH, TX
----------
Amli:
 at Bent Tree        Dallas, TX       1996/2000       500     481,682          963   $  854   $0.89          94.2%
 at Bishop's Gate    West Plano, TX        1997       266     292,094        1,098    1,018    0.93          92.9%
 at Chase Oaks       Plano, TX             1986       250     193,736          775      721    0.93          94.8%
 at Gleneagles       Dallas, TX           87/97       590     520,357          882      735    0.83          94.2%
 on the Green        Ft. Worth, TX        90/93       424     358,560          846      716    0.85          91.1%
 at Nantucket        Dallas, TX            1986       312     222,208          712      600    0.84          91.8%
 of North Dallas     Dallas, TX           85/86     1,032     906,808          879      715    0.81          93.7%
 on Rosemeade        Dallas, TX            1987       236     205,334          870      680    0.78          93.8%
 at Stonebridge
   Ranch             McKinney, TX          2001       250     214,348          857      680    0.79          93.8%
 at Valley Ranch     Irving, TX            1985       460     389,940          848      753    0.89          93.6%
                                                    -----   ---------          ---   ------   -----         ------
  Subtotal-Dallas
   Ft. Worth, TX                                    4,320   3,785,067          876   $  745   $0.85          93.4%
                                                    -----   ---------          ---   ------   -----         ------
ATLANTA, GA
-----------
Amli:
 at Clairmont        Atlanta, GA           1988       288     229,335          796      854    1.07          94.8%
 at Killian Creek    Snellville, GA        1999       256     262,785        1,027      851    0.83          96.5%
 at Park Creek       Gainesville, GA       1998       200     195,146          976      806    0.83          94.3%
 at Spring Creek     Dunwoody, GA   85/86/87/89     1,180   1,080,568          916      808    0.88          92.9%
 at Vinings          Atlanta, GA           1985       360     374,240        1,040      882    0.85          94.9%
 at West Paces       Atlanta, GA           1992       337     353,700        1,050      946    0.90          92.3%
 at Towne Creek      Gainesville, GA       1989       150     121,722          811      655    0.81          88.5%
                                                   ------   ---------        -----   ------   -----         ------
  Subtotal-
  Atlanta, GA                                       2,771   2,617,496          945      835    0.88          93.5%
                                                   ------   ---------        -----   ------   -----         ------




                                                                                        Qtr ended
                                                                                      June 30, 2001
                                                             Approx-                     Average        Qtr ended
                                                              imate                    Rental Rates      June 30,
                                                   Number    Rentable     Average     -------------       2001
                                        Year         of       Area       Unit Size     Per     Per       Average
PROPERTIES           Location         Completed    Units     (Sq Ft)      (Sq Ft)      Unit   Sq Ft     Occupancy
----------           --------         ---------    ------   ---------    ---------     ----   -----    -----------

AUSTIN, TEXAS
-------------
Amli:
 in Great Hills      Austin, TX            1985       344     257,984          750      780    1.04          90.3%
 at Lantana Ridge    Austin, TX            1997       354     311,857          881      919    1.04          91.0%
 at Stonehollow      Austin, TX            1997       606     524,660          866      863    1.00          90.1%
                                                    -----   ---------          ---     ----   -----          -----
  Subtotal-
  Austin, TX                                        1,304   1,094,501          839      856    1.02          90.4%
                                                    -----   ---------          ---     ----   -----          -----
KANSAS CITY
-----------
Amli:
 at Alvamar          Lawrence, KS          1989       152     125,800          828      714    0.86          91.0%
 at Centennial       Overland Park, KS     1998       170     204,858        1,205      956    0.79          87.6%
 at Lexington Farms  Overland Park, KS     1998       404     392,693          972      798    0.82          94.1%
 at Regents Center   Overland Park, KS 91/95/97       424     398,674          940      764    0.81          93.3%
 at Town Center      Overland Park, KS     1997       156     176,914        1,134      926    0.82          86.3%
                                                    -----   ---------        -----    -----   -----          -----
  Subtotal
   - Kansas                                         1,306   1,298,939          995      813    0.82          91.7%
                                                    -----   ---------        -----    -----   -----          -----
INDIANAPOLIS, IN
----------------
Amli:
 at Conner Farms     Indianapolis, IN      1993       300     327,396        1,091      850    0.78          91.7%
 at Eagle Creek      Indianapolis, IN      1998       240     233,432          973      809    0.83          94.5%
 at Riverbend        Indianapolis, IN     83/85       996     820,712          824      632    0.77          87.0%
                                                    -----   ---------        -----     ----   -----          -----
  Subtotal
   -Indianapolis,
      IN                                            1,536   1,381,540          899      702    0.78          89.1%
                                                    -----   ---------        -----     ----   -----          -----





                                                                                        Qtr ended
                                                                                      June 30, 2001
                                                             Approx-                     Average        Qtr ended
                                                              imate                    Rental Rates      June 30,
                                                   Number    Rentable     Average     -------------       2001
                                        Year         of       Area       Unit Size     Per     Per       Average
PROPERTIES           Location         Completed    Units     (Sq Ft)      (Sq Ft)      Unit   Sq Ft     Occupancy
----------           --------         ---------    ------   ---------    ---------     ----   -----    -----------

CHICAGO, IL
------------
Amli:
 at Poplar Creek     Schaumburg, IL        1985       196     177,630          906    1,081    1.19          95.4%
                                                   ------  ----------        -----    -----   -----          -----
 Subtotal
  -Chicago, IL                                        196     177,630          906    1,081    1.19          95.4%
                                                   ------  ----------        -----    -----   -----          -----

HOUSTON, TX
-----------
AMLI:
 at Western Ridge    Houston, TX           2000       318     289,612          911      849    0.93          89.3%
                                                   ------  ----------        -----    -----   -----          -----
 Subtotal
  -Houston, TX                                        318     289,612          911      849    0.93          89.3%
                                                   ------  ----------        -----    -----   -----          -----

DENVER, CO
----------
AMLI:
 at Gateway          Denver, CO            2000       328     294,926          899      928    1.03          87.4%
                                                   ------  ----------        -----    -----   -----          -----
 Subtotal
  -Denver, CO                                         328     294,926          899      928    1.03          87.4%
                                                   ------  ----------        -----    -----   -----          -----
  TOTAL
   WHOLLY OWNED
   PROPERTIES                                      12,079  10,939,711          906    $ 793   $0.88          92.1%
                                                   ======  ==========        =====    =====   =====          =====





                                                                                        Qtr ended
                                                                                      June 30, 2001
                                                             Approx-                     Average        Qtr ended
                                                              imate                    Rental Rates      June 30,
                                                   Number    Rentable     Average     -------------       2001
                                        Year         of       Area       Unit Size     Per     Per       Average
PROPERTIES           Location         Completed    Units     (Sq Ft)      (Sq Ft)      Unit   Sq Ft     Occupancy
----------           --------         ---------    ------   ---------    ---------     ----   -----    -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:
 at Barrett Lakes    Cobb County, GA       1997       446     462,368        1,037      891    0.86          93.5%
 at River Park       Norcross, GA          1997       222     226,632        1,021      984    0.96          95.4%
 at Willeo Creek     Rosewell, GA          1989       242     297,302        1,229      912    0.74          95.8%
 at Northwinds       Alpharetta, GA        1999       800     818,432        1,023      948    0.93          94.4%
 at Park Bridge      Alpharetta, GA        2000       352     356,123        1,012      917    0.91          95.0%
 at Windward Park    Alpharetta, GA        1999       328     354,900        1,082      913    0.84          91.0%
 Lost Mountain       Dunwoody, GA          2000       164     157,142          958      801    0.84          94.6%
 at Peachtree City   Dunwoody, GA          1998       312     305,756          980      975    1.00          93.9%
                                                    -----   ---------        -----     ----   -----         ------
  Subtotal-
   Atlanta, GA                                      2,866   2,978,655        1,039      926    0.89          94.1%
                                                    -----   ---------        -----     ----   -----         ------

CHICAGO, IL
-----------
Amli:
 at Chevy Chase      Buffalo Grove, IL     1988       592     480,820          812    1,093    1.35          95.0%
 at Danada           Wheaton, IL          89/91       600     521,499          869    1,054    1.21          97.1%
 at Fox Valley       Aurora, IL            1998       272     269,237          990    1,013    1.02          93.7%
 at Willowbrook      Willowbrook, IL       1987       488     418,404          857    1,039    1.21          93.6%
 at Windbrooke       Buffalo Grove, IL     1987       236     213,160          903    1,141    1.26          97.7%
 at St. Charles      St. Charles, IL       2000       400     395,896          990    1,109    1.12          90.0%
 at Oakhurst North   Aurora, IL            2000       464     470,094        1,013      998    0.99          91.7%
 at Osprey Lakes     Waukegan, IL     1997/1999       483     453,150          938    1,007    1.07          91.2%
                                                    -----  ----------        -----    -----   -----          -----
  Subtotal-
  Chicago, IL                                       3,535   3,222,260          912    1,053    1.16          93.7%
                                                    -----  ----------        -----    -----   -----          -----





                                                                                        Qtr ended
                                                                                      June 30, 2001
                                                             Approx-                     Average        Qtr ended
                                                              imate                    Rental Rates      June 30,
                                                   Number    Rentable     Average     -------------       2001
                                        Year         of       Area       Unit Size     Per     Per       Average
PROPERTIES           Location         Completed    Units     (Sq Ft)      (Sq Ft)      Unit   Sq Ft     Occupancy
----------           --------         ---------    ------   ---------    ---------     ----   -----    -----------

KANSAS CITY
-----------
AMLI:
 at Regents Crest    Overland Park, KS    97/00       476     451,328          948      770    0.81          91.1%
 Creekside           Overland Park, KS     2000       224     182,192          813      803    0.99          89.3%
 at Wynnewood        Overland Park, KS     2000       232     236,058        1,017      921    0.90          91.3%
                                                    -----   ---------        -----     ----   -----          -----
   Subtotal -
     Eastern
     Kansas                                           932     869,578          933      816    0.87          90.7%
                                                    -----   ---------        -----     ----   -----          -----

DALLAS/FT. WORTH
----------------
AMLI:
 at Deerfield        Ft. Worth, TX         1999       240     238,972          996      851    0.86          90.0%
 at Fossil Creek     Ft. Worth, TX         1998       384     384,358        1,001      846    0.85          92.8%
 at Oakbend          Lewisville, TX        1997       426     382,690          898      757    0.84          94.4%
 on the Parkway      Dallas, TX            1999       240     225,248          939      858    0.91          89.2%
 at Prestonwood
    Hills            Dallas, TX            1997       272     245,696          903      858    0.95          96.7%
 on Timberglen       Dallas, TX            1985       260     201,198          774      639    0.83          93.6%
 at Verandah         Arlington, TX        86/91       538     394,304          733      703    0.96          92.7%
 on Frankford        Dallas, TX            1998       582     517,344          889      883    0.99          94.9%
 at Breckinridge
    Point            Richardson, TX        1999       440     467,934        1,063      938    0.88          94.3%
                                                    -----  ----------        -----     ----   -----          -----
   Subtotal -
     Dallas/
     Ft. Worth, TX                                  3,382   3,057,744          904      817    0.90          93.5%
                                                    -----  ----------        -----     ----   -----          -----

AUSTIN, TX
----------
AMLI:
 at Scofield Ridge   Austin, TX            2000       487     433,077          889      914    1.03          91.2%
 at Monterey Oaks    Austin, TX            2000       430     412,759          960      972    1.01          92.2%
 at Wells Branch     Austin, TX            1999       576     554,582          963      896    0.93          79.9%
                                                    -----  ----------          ---     ----   -----          -----
   Subtotal -
     Austin, TX                                     1,493   1,400,418          938      924    0.98          87.1%
                                                    -----  ----------          ---     ----   -----          -----




                                                                                        Qtr ended
                                                                                      June 30, 2001
                                                             Approx-                     Average        Qtr ended
                                                              imate                    Rental Rates      June 30,
                                                   Number    Rentable     Average     -------------       2001
                                        Year         of       Area       Unit Size     Per     Per       Average
PROPERTIES           Location         Completed    Units     (Sq Ft)      (Sq Ft)      Unit   Sq Ft     Occupancy
---------            --------         ---------    ------   ---------    ---------     ----   -----    -----------

HOUSTON, TX
-----------
Amli:
 at Champions
  Centre             Houston, TX           1994       192     164,480          857      704    0.82          91.1%
 at Champions Park   Houston, TX           1991       246     221,986          902      699    0.77          91.4%
 at Greenwood Forest Houston, TX           1995       316     310,844          984      749    0.76          88.2%
 at Towne Square     Houston, TX           1999       380     314,292          827      965    1.17          95.6%
 Midtown             Houston, TX           1998       419     368,818          880    1,044    1.19          96.9%
                                                   ------  ----------          ---    -----   -----          -----
   Subtotal-
     Houston, TX                                    1,553   1,380,420          889      868    0.98          93.2%
                                                   ------  ----------         ----    -----   -----          -----

INDIANAPOLIS, IN
----------------
AMLI:
 at Lake Clearwater  Indianapolis, IN      2000       216     218,006        1,009      885    0.88          95.1%
 at Castle Creek     Indianapolis, IN      2000       276     269,904          978      857    0.88          93.6%
 on Spring Mill      Carmel, IN            1999       400     406,640        1,017      848    0.83          78.5%
                                                    -----   ---------        -----    -----   -----         ------
  Subtotal-
  Indianapolis, IN                                    892     894,550        1,003      860    0.86          87.2%
                                                    -----   ---------        -----    -----   -----         ------

DENVER, CO
----------
AMLI:
 at Lowry Estates    Denver, CO            2000       414     392,208          947    1,113    1.17          87.1%
                                                    -----   ---------        -----    -----   -----          -----
  Subtotal-
  Denver, CO                                          414     392,208          947    1,113    1.17          87.1%
                                                    -----   ---------        -----    -----   -----         ------
  TOTAL CO-INVESTMENT
    PROPERTIES                                     15,067  14,195,833          942    $ 919   $0.98          92.3%
                                                   ======  ==========        =====    =====   =====          =====
  TOTAL WHOLLY OWNED
    AND CO-INVESTMENT
    PROPERTIES                                     27,146  25,135,544          926    $ 863   $0.93          92.2%
                                                   ======  ==========        =====    =====   =====          =====

                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                           COMPONENTS OF PROPERTY EBITDA

                                 WHOLLY-OWNED              CO-INVESTMENTS AT 100%          COMBINED AT 100%
                        ----------------------------     --------------------------   --------------------------
                             THREE MONTHS ENDED              THREE MONTHS ENDED          THREE MONTHS ENDED
                                   JUNE 30,                       JUNE 30,                     JUNE 30,
                        ----------------------------     --------------------------   --------------------------
                                                %                              %                            %
                           2001      2000     Change       2001      2000    Change     2001      2000    Change
                         -------   -------    ------     -------   -------   ------   -------   -------  -------
PROPERTY REVENUES
-----------------
RENTAL INCOME
-------------
 Same Store
  Communities (1) . . .  $23,995    23,202      3.4%      21,878    21,412     2.2%    45,873    44,614     2.8%
 New Communities (2). .      482       208    132.2%       5,840     2,869   103.5%     6,322     3,077   105.5%
 Development and/
  or Lease-up
  Communities (3) . . .       0         0                  2,588       214              2,588       214
 Acquisition
  Communities (4) . . .    1,604        0                  8,232       990              9,836       990
 Communities Sold/
  Contributed to
  Ventures (5). . . . .      983     3,365                   857     1,182              1,840     4,547
                         -------   -------   -------     -------   -------  -------   -------   -------  -------
    Total . . . . . . .  $27,063    26,775      1.1%      39,395    26,668    47.7%    66,458    53,443    24.4%
                         =======   =======   =======     =======   =======  =======   =======   =======  =======

OTHER REVENUES
--------------
 Same Store
  Communities . . . . .  $ 1,534     1,418      8.2%       1,450     1,338     8.4%     2,984     2,756     8.3%
 New Communities. . . .       21        11     82.3%         466       276    69.2%       487       287    69.7%
 Development and/
  or Lease-up
  Communities . . . . .       0         0                    219        45                219        45
 Acquisition
  Communities . . . . .      127        0                    556        89                684        89
 Communities Sold/
  Contributed to
  Ventures. . . . . . .       78       229                    66        73                144       302
                         -------   -------   -------     -------   -------  -------   -------   -------  -------
    Total . . . . . . .  $ 1,760     1,658      6.1%       2,758     1,821    51.4%     4,518     3,480    29.8%
                         =======   =======   =======     =======   =======  =======   =======   =======  =======




                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                     COMPONENTS OF PROPERTY EBITDA - CONTINUED

                                 WHOLLY-OWNED              CO-INVESTMENTS AT 100%          COMBINED AT 100%
                        ----------------------------     --------------------------   --------------------------
                             THREE MONTHS ENDED              THREE MONTHS ENDED          THREE MONTHS ENDED
                                   JUNE 30,                       JUNE 30,                     JUNE 30,
                        ----------------------------     --------------------------   --------------------------
                                                %                              %                            %
                           2001      2000     Change       2001      2000    Change     2001      2000    Change
                         -------   -------    ------     -------   -------   ------   -------   -------  -------
TOTAL PROPERTY
 REVENUES
---------------
 Same Store
  Communities . . . . .  $25,528    24,620      3.7%      23,328    22,750     2.5%    48,857    47,371     3.1%
 New Communities. . . .      503       219    129.6%       6,306     3,145   100.5%     6,809     3,364   102.4%
 Development and/
  or Lease-up
  Communities . . . . .       0         0                  2,807       259              2,807       259
 Acquisition
  Communities . . . . .    1,731        0                  8,788     1,079             10,520     1,079
 Communities Sold/Contri-
  buted to Ventures . .    1,060     3,594                   923     1,255              1,984     4,849
                         -------   -------   -------     -------   -------  -------   -------   -------  -------
    Total . . . . . . .  $28,823    28,433      1.4%      42,153    28,489    48.0%    70,976    56,922    24.7%
                         =======   =======   =======     =======   =======  =======   =======   =======  =======
Company's share of
 Co-investment total
 revenues . . . . . . .                                   13,522     8,464
                                                         =======   =======
TOTAL OPERATING
 EXPENSES
---------------
 Same Store
  Communities . . . . . $ 10,240     9,469      8.1%       8,965     8,367     7.1%    19,205    17,836     7.7%
 New Communities. . . .      188       201     -6.3%       2,194     1,802    21.7%     2,382     2,003    18.9%
 Development and/
  or Lease-up
  Communities . . . . .       0         0                  1,130       247              1,130       247
 Acquisition
  Communities . . . . .      617        0                  3,500       421              4,117       421
 Communities Sold/Contri-
  buted to Ventures . .      475     1,325                   275       410                749     1,735
                         -------   -------   -------     -------   -------  -------   -------   -------  -------
    Total . . . . . . .  $11,520    10,994      4.8%      16,064    11,248    42.8%    27,584    22,242    24.0%
                         =======   =======   =======     =======   =======  =======   =======   =======  =======
Company's share of
 Co-investment total
 operating expenses . .                                    4,852     3,273    48.3%
                                                         =======   =======  =======




                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                     COMPONENTS OF PROPERTY EBITDA - CONTINUED


                                 WHOLLY-OWNED              CO-INVESTMENTS AT 100%          COMBINED AT 100%
                        ----------------------------     --------------------------   --------------------------
                             THREE MONTHS ENDED              THREE MONTHS ENDED          THREE MONTHS ENDED
                                   JUNE 30,                       JUNE 30,                     JUNE 30,
                        ----------------------------     --------------------------   --------------------------
                                                %                              %                            %
                           2001      2000     Change       2001      2000    Change     2001      2000    Change
                         -------   -------    ------     -------   -------   ------   -------   -------  -------
PROPERTY EBITDA
---------------
 Same Store
  Communities . . . . .  $15,288    15,151      0.9%      14,363    14,383    -0.1%    29,652    29,535     0.4%
 New Communities. . . .      315        19   1586.8%       4,112     1,343   206.3%     4,428     1,361   225.2%
 Development and/
  or Lease-up
  Communities . . . . .       0         0                  1,677        12              1,677        12
 Acquisition
  Communities . . . . .    1,113        0                  5,288       658              6,401       658   872.3%
 Communities Sold/
  Contributed to
  Ventures. . . . . . .      586     2,269                   649       845              1,234     3,114
                         -------   -------   -------     -------   -------  -------   -------   -------  -------
    Total . . . . . . .  $17,302    17,439     -0.8%      26,089    17,241    51.3%    43,392    34,681    25.1%
                         =======   =======   =======     =======   =======  =======   =======   =======  =======
Company's share
 of Co-investment
 EBITDA (incl.
 share of cash flow
 in excess of
 ownership %) . . . . .                                    9,152     5,395    69.6%     9,152     5,395    69.6%
                                                         =======   =======  =======   =======   =======  =======
Percent of
 Co-investment
 EBITDA . . . . . . . .                                      35%       31%                21%       16%
                                                         =======   =======            =======   =======


(1)  Stabilized Communities at 4/1/00.
(2)  Development Communities stabilized after 4/1/00 but before 4/1/01.
(3)  Development Communities not yet stabilized.
(4)  Stabilized Communities acquired after 4/1/00.
(5)  Communities sold or contributed to co-investment ventures.


                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                              DEVELOPMENT ACTIVITIES
                                                Second Quarter 2001
                                                   Construc-                                 Percent    Percent
                                                     tion      First     Comple-  Stabili-  Construc-   Leased
Community         Number     Costs      Percent      Start     Units      tion    zation      tion       as of
Name             of Units  (millions)  Ownership     Date     Occupied    Date     Date      Complete   7/29/01
----------       --------  ----------  ---------   ---------  --------   -------  --------  ---------   --------
Under Construc-
tion and/or In
Initial Lease Up
----------------

ATLANTA, GEORGIA
----------------
AMLI
 at Mill Creek        400      $ 27.1        25%       3Q/99     3Q/00     4Q/01     2Q/02        90%        57%
 at Milton Park       461      $ 35.0        25%       4Q/00     4Q/01     4Q/02     3Q/03        11%        N/A
 at Peachtree City
  Phase II            216      $ 20.2        20%       3Q/00     3Q/01     1Q/02     3Q/02        30%        N/A

HOUSTON, TEXAS
--------------
AMLI
 at King's Harbour    300      $ 19.8        25%       2Q/00     1Q/01     4Q/01     2Q/02        89%        28%

OVERLAND PARK,
KANSAS
--------------
AMLI
 at Cambridge Square  408      $ 32.2        30%       3Q/00     3Q/01     2Q/02     1Q/03        31%        N/A

LEE'S SUMMIT,
MISSOURI
-------------
AMLI
 at Summit Ridge      432      $ 29.3        25%       2Q/99     2Q/00     4Q/00     3Q/01       100%        89%

INDIANAPOLIS,
INDIANA
-------------
AMLI
 at Carmel City
   Center             322      $ 28.4       100%       2Q/01     2Q/02     2Q/03     3Q/03         2%        N/A
                    -----      ------
TOTAL               2,539      $192.0
                    =====      ======

                     AMLI RESIDENTIAL PROPERTIES TRUST

PLANNING STAGES

                                       Number
Community Name                        of Units
--------------                       ----------

INDIANAPOLIS, IN
----------------
AMLI
 at Prairie Lakes                           228
 at Prairie Lakes (phases II-IV)          1,100

WOODRIDGE, IL
-------------
AMLI
 at Seven Bridges                           520

AUSTIN, TX
----------
AMLI
 at Anderson Mill                           520
 Downtown Austin - Block 20                 220
 Parmer Park                                480

DALLAS/FT WORTH, TX
-------------------
AMLI
 at Mesa Ridge (Fossil Creek II)            520
 Fossil Lake                                324
 Fossil Creek IV-A                          240
 at Vista Ridge                             340

HOUSTON, TX
-----------
AMLI
 at Champions II                            288

OVERLAND PARK, KS
-----------------
AMLI
 at Westwood Ridge                          428
 at Lexington Farms Phase II                104



The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. The projections contained in the table above that are not historical facts are forward-looking statements. Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include: development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.